Exhibit 10.14

FIRST AMENDMENT TO CATTLE SUPPLY AND FEEDING AGREEMENT

THIS FIRST AMENDMENT TO CATTLE SUPPLY AND FEEDING AGREEMENT (“First Amendment,”) is made and entered into as of September 21, 2010 by and between JBS Five Rivers Cattle Feeding LLC, a Delaware limited liability company (formerly known as Five Rivers Ranch Cattle Feeding LLC) (“Five Rivers”) and J & F Oklahoma Holdings Inc., a Delaware corporation (“J & F”).

RECITALS

A.	Five Rivers and J & F have entered into the Cattle Supply and Feeding Agreement dated as of October 23, 2008 (the “Agreement”);

B.	Five Rivers and J & F desire to amend the Agreement to extend the term past September 10, 2016.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.1. Section 1 of the Agreement is amended by deleting “October 23, 2011” in the first sentence thereof and replacing it with “September 11, 2016.”

Section 1.2. Other than as set forth in this First Amendment, all provisions of the Agreement shall remain in full force and effect.

Section 1.3. The Agreement, as amended by this First Amendment, constitutes the entire agreement of the parties with respect to the matters set forth in the Agreement, as amended by this First Amendment and supersede any prior understanding or agreement, oral or written, with respect to such matters.

Section 1.4. This First Amendment may be executed in counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

Section 1.5. This First Amendment shall be governed and construed in accordance with the laws of the State of Colorado without giving effect to any choice or conflict of laws rule or provision that would cause the application of the domestic substantive laws of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, J & F and Five Rivers have executed this First Amendment to the Agreement as of the date first written above.

J & F: J & F Oklahoma Holdings Inc., a Delaware corporation

By:	/s/ J. Tom Brink
Name:	J. Tom Brink
Its:	President & COO

Five Rivers: JBS Five Rivers Cattle Feeding LLC, a Delaware limited liability company

By:	/s/ Mike Thoren
Name:	Mike Thoren
Its:	President & CEO